UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2020

Reata Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37785	11-3651945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5320 Legacy Drive

Plano, TX 75024

(Address of Principal executive offices, including zip code)

(972) 865-2219

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.001 Per Share	RETA	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

On June 24, 2020, in connection with the previously announced Development and Commercialization Funding Agreement between Reata Pharmaceuticals, Inc. (the “Company”) and  BXLS V – River L.P. (“BXLS”), dated June 10, 2020 (the “Development Agreement”), and the related Common Stock Purchase Agreement between the Company, BXLS and an affiliate of BXLS (together with BXLS, the “Blackstone Entities”) dated June 10, 2020 (the “Purchase Agreement”), the Company issued an aggregate of 340,793 shares of the Company’s Class A common stock, par value $0.001 per share (the “Shares”), at $146.72 per share, which is the volume weighted average price of the Class A common stock on the Nasdaq Stock Market over the 30 calendar days prior to the execution of the Purchase Agreement. The Blackstone Entities paid the Company an aggregate of $50 million to purchase the Shares.  The Shares were offered and sold in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”).  The Company has agreed to register the resale of the Shares under the Act.

Item 7.01. Regulation FD Disclosure.

On June 24, 2020, the Company issued a press release in which it announced the closing of the transactions under the Development Agreement and the Purchase Agreement. A copy of the press release is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The Development Agreement includes a $300 million payment by the Blackstone Entities in return for various percentage royalty payments by the Company on worldwide net sales of bardoxolone methyl by the Company and its licensees, other than Kyowa Kirin Co., Ltd.  The royalty percentage will initially be in the mid-single digits and in future years can vary between higher-mid single digit percentages to low-single digit percentages depending on various milestones, including indication approval dates, cumulative royalty payments, and cumulative net sales.

In accordance with General Instruction B.2 of Form 8-K, the information in this Report under this heading, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Act, except as shall be expressly set forth in such filing.

Item 9.01.Financial Statements and Exhibits.

Exhibit Number	Description
99.1*	Press release dated June 24, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Reata Pharmaceuticals, Inc.

Date: June 24, 2020	By:	/s/ Manmeet S. Soni
Manmeet S. Soni
Chief Operating Officer and Chief Financial Officer, Executive Vice President

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